Exhibit 99.1


[NORTHWESTERN CORPORATION LOGO]                                     NEWS RELEASE


Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com

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          NORTHWESTERN RECEIVES COURT APPROVAL OF DISCLOSURE STATEMENT

       Company Prepares to Commence Solicitation of Plan of Reorganization

         Company, Official Creditors Committee Urge Support of the Plan

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SIOUX FALLS, S.D. - May 27, 2004 - NorthWestern Corporation (OTC Pink Sheets:
NTHWQ) today announced that the U.S. Bankruptcy Court for the District of Delaware has formally approved the Company's Disclosure Statement and authorized the Company to begin soliciting approval of its amended Plan of Reorganization ("Plan"). Additionally, the Court has scheduled a confirmation hearing for the Company's Plan of Reorganization for Aug. 25, 2004.

The Company said that it would begin to solicit support for the Plan from creditors eligible to vote. Creditors have until Aug. 2, 2004, to return their ballot to the Balloting Agent at the following address:

                         Kurtzman Carson Consultants, LLC
                         12910 Culver Boulevard, Suite 1
                         Los Angeles, Calif. 90066-6709
                         Attn: Christopher R. Schepper
                         Telephone: (866) 381-9100

Copies of the Company's amended Plan of Reorganization and Disclosure Statement can be accessed at NorthWestern's Web site www.northwestern.com.

As previously announced, NorthWestern filed its Plan with the Court on March 11, 2004. The Plan includes a debt-for-equity exchange and the cancellation of all existing common stock.

The Company noted that it has negotiated the terms of the amended Plan with the Official Committee of Unsecured Creditors, and both the Company and the Committee urge creditor acceptance of the Plan. As previously reported, the Company has also reached an agreement in principal with the Montana Public Service Commission and the Montana Consumer Counsel regarding the amended Plan and Disclosure Statement.


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NorthWestern Receives Court Approval of Disclosure Statement
May 27, 2004
Page 2


Gary G. Drook, President and Chief Executive Officer of NorthWestern, said, "The court approval of the Disclosure Statement is another positive step toward completing our reorganization in a timely manner. We are extremely pleased that the Official Committee of Unsecured Creditors supports our Plan, which we believe provides the best possible outcome for our stakeholders. Under this Plan, we will emerge with a sound capital structure that will enable NorthWestern to invest in its future, making us a stronger partner for both our customers and the communities we serve."

About NorthWestern
NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving approximately 608,000 customers in Montana, South Dakota and Nebraska.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. On Sept. 14, 2003, NorthWestern Corporation filed a voluntary petition for relief under the provisions of Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Our subsidiaries, including Netexit, Inc. (f/k/a Expanets, Inc.) and Blue Dot Services Inc., (Blue
Dot) are not party to the Chapter 11 case.

Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

      (i) our common stock will be cancelled and our trust preferred securities will be restructured in a manner that will eliminate or very substantially reduce any remaining value. The sale of noncore assets does not change the fact that our common stock has no value. Accordingly, we urge that appropriate caution be exercised with respect to existing and future investments in any of our liabilities and/or securities;

      (ii) our ability to successfully develop, prosecute, confirm and consummate a plan of reorganization, emerge from bankruptcy as a going concern and avoid liquidation under the Federal Bankruptcy Code;

      (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 proceeding;

      (iv) our ability to operate pursuant to the terms of our $75 million debtor-in-possession financing facility arranged by us with Bank One, N.A. and other financing and contractual arrangements;


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NorthWestern Receives Court Approval of Disclosure Statement
May 27, 2004
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      (v)     our ability to obtain Bankruptcy Court approval with respect to material motions in the Chapter 11 proceeding from time to time;

      (vi) our ability to obtain the support of the official committee of unsecured creditors and other stakeholders of the company for a plan of reorganization, which may be difficult in light of our inability to preserve any material value in our common equity and our trust preferred securities in a plan of reorganization;

      (vii) our ability to offset the negative effects that the filing for reorganization under Chapter 11 has had, or may have, on our business, management and employees including constraints placed on available capital;

      (viii) our ability to obtain and maintain normal terms with vendors and service providers;

      (ix) our ability to maintain contracts, including leases, that are critical to our operations;

      (x) the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

      (xi) our ability to develop a long-term strategy and our ability to fund and execute our business plan;

      (xii)   our ability to avoid or mitigate an adverse judgment against us in
              (1) that certain lawsuit seeking to recover assets on behalf of Clark Fork and Blackfoot LLC filed by Magten Asset Management Corporation and Law Debenture Trust of New York and (2) similar lawsuits which are threatened to be filed by Comanche Park LLC and certain plaintiffs in that pending litigation styled as the McGreevey et al v. The Montana Power Company;

      (xiii) our ability to avoid or mitigate material uninsured monetary judgments, or other adverse judgments, against us in (1) the shareholder class action lawsuit relating to the disposition of the generating and energy-related assets by The Montana Power Company, excluding our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, together with ERISA litigation regarding The Montana Power Company ESOP and 401(k) plan and (2) existing shareholder and derivative litigation or any additional litigation and regulatory action, including the initiation by the Securities and Exchange Commission (SEC) of a formal investigation, in connection with the restatement of our 2002 quarterly financial statements, any of which could have a material adverse affect on our liquidity, results of operations and financial condition;

General Factors

      (xiv)   our ability to maintain an effective internal controls structure;

      (xv)    our ability to attract, motivate and/or retain key employees;

      (xvi) potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators, including the final order of the Montana Public Service Commission (MPSC) disallowing the recovery of $6.2 million of natural gas costs we incurred during the past tracker year, and an interim order fixing the recovery price during the next tracker year, which has had and could continue to have a material adverse affect on our liquidity, results of operations and financial condition;

      (xvii) unscheduled generation outages, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

      (xviii) unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce


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NorthWestern Receives Court Approval of Disclosure Statement
May 27, 2004
Page 4


              revenues or may increase operating costs, each of which would adversely affect our liquidity;

      (xix) increases in interest rates, which will increase our cost of borrowing;

      (xx) adverse changes in general economic and competitive conditions in our service territories; and

      (xxi) certain other business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of terrorist actions.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Quarterly Report on Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, news releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in this news release, our reports on Forms 10-K, 10-Q and 8-K, our Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.


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